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                                                                   EXHIBIT 10.20
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                            SECURED PROMISSORY NOTE

 $201,581.40                                                    March 23, 1998

     FOR VALUE RECEIVED, the undersigned, Moshe Gavrielov ("Purchaser") hereby promises to pay Verisity Design, Inc., a California corporation ("Verisity-California") or order (the "Holder"), at its principal offices, or such other place as the Holder may direct, on the date (the "Maturity Date") which is the earlier of (1) March 23, 2002, or (2) sixty days after the termination of Purchaser's employment with Verisity-California, the principal sum of TWO HUNDRED AND ONE THOUSAND FIVE HUNDRED EIGHTY-ONE and 40/100 Dollars ($201,581.40), with interest from the date of this Promissory Note, payable annually on the unpaid principal sum from time to time outstanding, in lawful money of the United States, at the lesser of (i) the relevant mid-term applicable federal rate in effect as of the date of this Promissory Note as published by the Internal Revenue Service (i.e. 5.59% per annum), or (ii) the maximum rate permitted under applicable law.

     This Note is executed and delivered together with a Pledge Agreement between Purchaser and the Holder by which Purchaser has pledged to Holder, among other things, his right, title, and interest in and to SIX HUNDRED SEVENTY-ONE THOUSAND NINE HUNDRED THIRTY-EIGHT (671,938) ordinary shares ("Shares") of Verisity Ltd., a company organized under the laws of the State of Israel and the sole shareholder of Verisity-California, such shares having been purchased with the cash proceeds of a loan from Verisity-California to Purchaser which is evidenced by this Note. In addition to the security interest created under the Pledge Agreement, this Note is intended to evidence a full recourse obligation of Purchaser.

     This Note may be prepaid by Purchaser in whole or in part, at any time or from time to time, without penalty or premium. Purchaser may pay any principal outstanding on this Note by conveying to Verisity-California any Shares then owned by him that are "Vested" within the meaning of the Share Restriction Agreement between Purchaser and Verisity Ltd., by means of delivery of a transfer deed to Verisity-California with respect to such Shares, with the amount of such payment being equal to the Fair Market Value of such Shares, the determination of which will be in the manner set forth in the 1996 U.S. Stock Option Plan of Verisity Ltd.

     Purchaser waives diligence, presentment, demand, protest, and notice of protest, dishonor, and nonpayment.

     If any action or proceeding is brought by the Holder to enforce payment of this Note, then the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred therein.

     This Note is to be construed in accordance with and be governed by the laws of the State of California applicable to contracts made and to be performed in the State of California.

     SIGNED, as of the date shown above, by

/s/ Moshe Gavrielov
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Moshe Gavrielov

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                                SPOUSAL CONSENT
                                ---------------

  The undersigned is the spouse of Moshe Gavrielov, referred to in the attached PLEDGE AGREEMENT dated as of March 23, 1998 (the "Agreement") with Verisity Design, Inc. and acknowledges that she:

  1. Has received and reviewed, understands and approves of the Agreement (including its attachments);

  2. Consents to the Agreement, and agrees to be irrevocably bound by its terms to the extent that she now has or may obtain any interest (including any joint or community property interest) in the Pledged Collateral covered by the Agreement;

  3. Hereby appoints her spouse as her attorney-in-fact with respect to any amendment, exercise of any rights, or taking of any action with respect to the Agreement and the Pledged Collateral that is subject to it; and

  4. Understands that Verisity Design, Inc. is relying upon this consent in entering into the Agreement, in issuing the Shares that are subject to it, and in not taking further steps to protect its interests.

Date: March 23, 1998


Signature: /s/ Ewa Gavrielov
           ----------------------------

Print Name: EWA GAVRIELOV
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